Exhibit 10.3
PERSONAL PROPERTY LEASE

THIS AGREEMENT is dated as of this  4  day of  30 , 2015, and is by and among VERTEX REFINING NV, LLC, a Nevada limited liability company ("Vertex") and OMEGA REFINING, LLC, a Delaware limited liability company ("Omega"), and BANGO REFINING NV, LLC, a Nevada limited liability company ("Bango" and collectively with Omega "Lessors").

RECITALS

A.           Lessors own certain personal property used in connection with the operation of a used motor oil refining plant in Fallon, Nevada ("Plant").

B.           Bango and Bango Oil LLC, a Nevada limited liability company ("Landlord"), were parties to a certain Lease With Option for Membership Interest Purchase dated August 4, 2010, ("Bango Lease").

C.           Bango defaulted under the Bango Lease which has been terminated, and Bango is currently a holdover tenant.

D.           Vertex desires to continue the operations of the Plant and Landlord and Vertex have negotiated a new lease for the Premises.

E.           Lessors are indebted to Vertex in excess of $14,358,066.67, plus accrued and accruing interest and fees, pursuant to that certain Secured Promissory Note dated May 2, 2014, as amended from time to time ("Note").

F.           Lessors are in default of their obligations under the Note.

G.           In connection with the continued operation of the Plant, Vertex desires to lease all machinery, equipment and other tangible personal property owned by Lessors and used at the plant, which includes but is not limited to the property described on Exhibit A attached hereto ("Personal Property"), pending acquiring a portion of the Personal Property pursuant to the provisions of Article 9 of the Uniform Commercial Code ("UCC").

AGREEMENTS

In consideration of the Recitals and the promises and agreements contained herein, the parties agree as follows:

1.            Lease of Personal Property; Acquisition Under the UCC.  Effective, May 1, 2015, Lessors hereby agree to lease the Personal Property to Vertex for the monthly lease amount of $220,000 ("Lease Amount").  The parties agree that so long as the obligations under the Note remain unpaid, Vertex may accrue all lease amounts which may become due in order to preserve any rights of setoff Vertex may have under applicable law.  Lessors agree to cooperate with Vertex to permit Vertex to acquire certain of the Personal Property pursuant to section 9-620 of the UCC.  Upon such acquisition, the Lease Amount shall be adjusted as appropriate.

2.           Term and Termination.  This lease shall terminate (a) at any time upon two day's written notice by Vertex to the Lessors of its intention to terminate; or (b) automatically 60 days after the date hereof, unless prior to such date (or the expiration of any extended term hereunder) Vertex gives written notice to Lessors of its intention to renew for an additional thirty 30 day period (subject to subsection (a)) hereof.  Upon termination, Vertex shall relinquish to Lessors possession of the Personal Property (other than any Personal Property to which title has been transferred to Vertex pursuant to Article 9 of the UCC), which Personal Property shall be in the same condition as it is on the date hereof, ordinary wear and tear excepted.  Unless Vertex agrees otherwise in writing, Lessors agree, at their expense, to remove the Personal Property from the premises within 20 days from the date of termination.

3.           Transfer of Permits.  Lessors agree to assign, transfer, or convey the Existing Permits held in Lessors' name to Vertex, or, to the extent not otherwise transferrable to Vertex, to use their best efforts to make available to Vertex the operating rights and privileges associated with any such non-transferrable permit. Lessors shall execute and deliver to Vertex all permit transfer forms required by any governmental agencies within two (2) days of the date of this Agreement. To the extent that Nevada law does not permit an assignment of an Existing Permit,  Lessors agree to fully cooperate with Vertex's efforts to make available to Vertex the operating rights and privileges associated with any such non-transferrable permit.  For the purposes of this Agreement, "Existing Permits" means any and all state and local entitlements, permits, and other governmental approvals, as well as certain transportation and service agreements, are currently in use with respect to the operation of the Plant. The provisions of this Section 3 shall survive the expiration or earlier termination of this Agreement.

4.           Leased Property is As Is, Where Is; Maintenance; Insurance.  The parties agree that: (a) Vertex accepts possession of the Personal Property as is, where is, without any representations as to condition or warranties of fitness for a particular purpose, provided however, that the parties shall jointly inspect the Personal Property and agree upon its condition of the as of the date hereof; (b) except for any obligations arising under agreements with Third Parties (as defined herein) which shall not be affected hereby, Lessors shall have no obligation to maintain such Personal Property; (c) except for any obligations arising under agreements with Third Parties which shall not be affected hereby, Lessors shall have no obligation to insure the Personal Property; and (d) Vertex shall insure the Personal Property for such amounts as it deems appropriate.

5.           Rights of Third Parties.  Nothing herein is intended to affect the obligations of the Lessors to Third Parties, including without limitation Landlord, Republic Bank, Inc., Pacific Western Equipment Finance, Beverly Bank and Trust Company or TCF Equipment Finance, Inc. (collectively "Third Parties") or to affect any rights such Third Parties may have, and Vertex acknowledges and agrees that this Lease is subject to any such rights.

6.           Entire Agreement; Amendment.  This is the entire agreement among the parties regarding the subject matter hereof and supersedes any other agreement whether oral or in writing.  This Agreement may be amended only by a writing signed by each of them.

7.           Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware.

8.           Binding Effect; Assignment.  This Agreement inures to the benefit of and is binding upon the successors and assigns of the parties hereto; provided however, that Lessors may not assign this Agreement without the prior written consent of Vertex.

9.           Counterparts; Facsimile or PDF Signatures.  This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile or PDF signatures shall be deemed to be original signatures

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first written above.

VERTEX REFINING NV, LLC

BY	VERTEX ENERGY OPERATING, LLC,
its sole member,

BY /s/ Benjamin P. Cowart
Benjamin P. Cowart, Manager

OMEGA REFINING, LLC

BY	Omega Holdings Co., LLC,
its Manager

BY /s/ Richard A. Sliverberg
Richard A. Sliverberg, Manager

BANGO REFINING NV, LLC

BY	Omega Holdings Co., LLC,
its Manager

BY /s/ Richard A. Sliverberg
Richard A. Sliverberg, Manager

8

Tank No.	Serial No.	Contents	Capacity/Gallons	Hot Oil Coils	Mixers	Notes	PVV Type	Tank Dimensions	Low Side Tap - Top	TT	Dp	TC	Phase	Year Built	Roof Type	Type	MOC	Cost to Replace/Install	Insulated
1	C-752013	Hyd. Additive	10,000	No			PTS	11'1" x 13.83'			Yes		2	2007	C	V	CS	$19,500.00	No
2	C-752012	ATF Additive	10,000	No			PTS	11'1" x 13.83'			Yes		2	2007	C	V	CS	$19,500.00	No
3	B-730293	AT - 1	24,956	Yes		GWR	PTS	12' x 29.5'		Yes			1	2014	TH	V	CS	$102,585.00	Yes
4	B-730303	AT - 2	24,956	Yes		GWR	NA	12' x 29.5'	Yes	Yes			1	2014	TH	V	CS	$102,585.00	Yes
5	B-730297	AT - 3	31,000	Yes		GWR	NA	12' x 40'	Yes	Yes			1	2013	TH	V	CS	$135,574.00	Yes
6	B-730225	Process H2O	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
7	B-730228	Process H2O	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
9	B-730223	DH - 3	25,000	Yes			PTS	11'1" x 35'	Yes	Yes	Yes	Yes	2	2007	C	V	CS	$86,750.00	Yes
10	Not Avail	DH - 2	25,000	Yes			PTS	11'1" x 35'	Yes	Yes	Yes	Yes	2	2007	C	V	CS	$86,750.00	Yes
11	Not Avail	DH - 1	25,000	Yes			PTS	11'1" x 35'	Yes	Yes	Yes	Yes	2	2014	TH	V	CS	$86,750.00	Yes
12	No Number	Diesel Fuel	500	No			AV							2006		H	CS	$1,800.00	No
13	B-730296	FT - 1	25,000	Yes			PTS	11'1" x 35'	Yes	Yes	Yes		1	2014	TH	V	CS	$85,250.00	Yes
14	B-730326	FT - 4	25,000	Yes			PTS	11'1" x 35'	Yes	Yes	Yes		1	2014	TH	V	CS	$85,250.00	Yes
15	Can't Read	HT Fuel	25,000	No			PTS	11'1" x 35'			Yes		4	2007	C	V	CS	$42,750.00	No
16	B-730229	HT - 110 - 1	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
17	B-730238	HT - 110 - 2	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
18	B-730227	HT - 110 - 5	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
19	B-730231	HT - 250 - 1	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
20	B-730230	HT - 250 - 2	25,000	No			PTS	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
21	B-730237	HT - 250 - 5	25,000	No			PTS	11'1" x 35'	Yes		Yes		2	2014	TH	V	CS	$42,750.00	No
22	C-752078	HT - 85 - 1	25,000	No			MB	11'1" x 35'			Yes		2	2006	C	V	CS	$42,750.00	No
23	C-752080	IT - 85 - 1	25,000	No			MB	11'1" x 35'			Yes		2	2006	C	V	CS	$42,750.00	No
24	B-730234	IT - 110 - 2	25,000	No			MB	11'1" x 35'	Yes		Yes		1	2014	TH	V	CS	$42,750.00	No
25	B-730293	IT - 110 - 3	25,000	No			MB	11'1" x 35'	Yes		Yes		1	2014	TH	V	CS	$42,750.00	No
26	B-730334	IT - 110 - 4	25,000	No			PTS	11'1" x 35'	Yes		Yes		2	2014	TH	V	CS	$42,750.00	No
27	B-730302	IT - 250 - 3	25,000	No			PTS	11'1" x 35'	Yes		Yes		1	2014	TH	V	CS	$42,750.00	No
28	B-730308	IT - 250 - 4	25,000	No			PTS	11'1" x 35'	Yes		Yes		1	2014	TH	V	CS	$42,750.00	No
29	No Number	IT - 250 - 5	25,000	No			PTS	11'1" x 35'	Yes		Yes		2	2014	TH	V	CS	$42,750.00	No
30	B-730228	IT - 85 - 1	25,000	No			PTS	11'1" x 35'	Yes		Yes		2	2014	TH	V	CS	$42,750.00	No
31	Cone Bottom Tank		15,000	No			MB				LS		1	2007	C	V	CS	$19,500.00	No
32	Can't Read	Light Ends - 1	25,000	No			PTS	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
33	Can't Read	Light Ends	25,000	No			PTS	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
34	Can't Read	Light Ends	25,000	No			PTS	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
36	104	HT - 110 - 3	250,000	No			Geoth	36' X 32'			Yes		3	2009	C	V	CS	$130,000.00	No
37	105	HT - 250 - 3	250,000	No			Geoth	36' X 32'			Yes		3	2009	C	V	CS	$130,000.00	No
38	C-752238	HT - 85 - 3	25,000	No			MB	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
39	C - 752098	HT - 85 - 4	25,000	No			MB	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
40	Unknown	IT - 110 - 5	850,000	No			Geoth	48' x 48'			Yes		3	2009	C	V	CS	$345,000.00	No
41	103	IT - 250 - 6	400,000	No			Geoth	41'2" x 40'			Yes		3	2009	C	V	CS	$165,000.00	No
42	Unknown	IT - 85 - 2	25,000	No			MB	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
43	Unknown	IT - 85 - 3	25,000	No			MB	11'1" x 35'			Yes		4	2006	C	V	CS	$42,750.00	No
44	Unknown	UMO	1,000,000	No	Yes		Geoth	45'2" x 40'			Yes		3	2009	C	V	CS	$440,000.00	No
45	Unknown	UMO	1,000,000	No			Geoth	45'2" x 40'			Yes		3	2009	C	V	CS	$380,000.00	No
46	C-752101	HT - 115 - 4	25,000	No			MB	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
47	C-752099	HT - 110 - 4	25,000	No			MB	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
48	C-752098	HT - 250 - 4	25,000	No			MB	11'1" x 35'			Yes		2	2007	C	V	CS	$42,750.00	No
49		AT-4	33,800	Yes		GWR	PTS	12' x 40'						2014	C	V	CS	$135,574.00	Yes
50		LT 2000	10,000	No			PTS	11'1" x 13.83'			Yes		1	2007	C	V	CS	$19,500.00	Yes
51		HT WW	10,000	No			PTS	11'1" x 13.83'			Yes		1	2007	C	V	CS	$19,500.00	No
803A		Plant WW	25,000	No			PTS	11'1" x 35'			Yes		1	2006	C	V	CS	$42,750.00	No
803B		Plant WW	25,000	No			PTS	11'1" x 35'			Yes		1	2006	C	V	CS	$42,750.00	No
Totals			4,792,012															$3,878,869.76	
Installation																		$985,000.00	
Grand Total																		$4,863,869.76	

TH = Torispherical Head

FL/4-21-15